Acquisition of Essentialis Inc.	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisition of Essentialis Inc.

Note 8. Acquisition of Essentialis Inc.

On March 7, 2017, the Company acquired Essentialis through the merger of the Company’s wholly-owned subsidiary Company E Merger Sub, Inc., a Delaware corporation (“Merger Sub”), whereby Merger Sub merged into Essentialis, with Essentialis surviving the merger as a wholly owned subsidiary of the Company.

The transaction was accounted for as an asset acquisition under the acquisition method of accounting. The amendments in ASU 2017-01 provide a screen to determine when a set of assets and activities is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set of assets and activities is not a business.

In consideration, the Company issued 3,783,388 shares of common stock to stockholders of Essentialis on March 7, 2017. Pursuant to the terms of the Merger Agreement, the Company held back shares of common stock as partial recourse to satisfy indemnification claims. Effective March 7, 2018, on the one-year anniversary of the closing of the merger, the Company issued 180,667 shares for the previously held back amount. In the second quarter of 2018 there were 903,367 additional shares of common stock issued upon the achievement of a development milestone. In total, 4,867,422 shares of common stock were issued to Essentialis stockholders. Additionally, upon the achievement of certain commercial milestones associated with the sale of Essentialis’ product in accordance with the terms of the Merger Agreement, the Company is obligated to make cash earnout payments of up to a maximum of $30.0 million to Essentialis stockholders. The merger consideration described above will be reduced by any such shares of common stock issuable, or cash earnout payments payable, to Essentialis’ management carve-out plan participants and other service providers of Essentialis, in each case, in accordance with the terms of the Merger Agreement.

Since the acquisition was determined to be an asset acquisition, the total value of the purchase consideration was allocated to the asset acquired. The fair value of the shares issued on the completion of the merger and of the contingent shares to be issued in the future was based on the stock price of the Company on the date of completion of the merger. In addition, the trading history of the Company was reviewed to assess the reliability of the implied consideration value. The Company trades on the NASDAQ, a major U.S. stock exchange, and has significant average daily trading volume with tight intraday bid-ask spreads. These characteristics indicate Soleno’s shares are actively traded and provide a reliable indication of value. On March 7, 2017, the date of the transaction close, the Company’s stock was trading at $3.85 per common share. Additionally, the average closing price of the stock in the 30 calendar days leading up to the close was also approximately $3.85. Accordingly, the fair value of the shares issued on March 7, 2017 and the estimated fair value of the contingent shares to be issued in the future are based on this stock price.

The agreement to pay cash upon the achievement of the commercial milestones results in the recognition of a contingent consideration. The fair value of the contingent cash consideration is based on the Company’s analysis of the likelihood of the drug indication moving from Phase II through approval in the Federal Drug Administration approval process and then reaching the cumulative revenue milestones. In determining the likelihood of this occurring, the analysis relied on 2016 research published by BIO, Biomedtraker, & Amplion titles “Clinical Development Success Rates 2006-2015.” Based on management’s assessment, a 56% probability of achieving each milestone was determined to be reasonable. Additionally, the Company anticipated at the time of the merger that it could reach the commercial milestones of $100.0 million and $200.0 million in applicable revenue in 2023 and 2025, respectively.

The Company recorded the acquisition pursuant to the guidance in ASC 805, which provides that not all of the relevant information needed to complete acquisition-date measurements may be obtainable or known at the time of closing the acquisition and in time for issuance of interim or annual financial statements. Therefore, ASC 805 provides for a “measurement period” during which adjustments to the provisional valuation amounts initially recorded can be made in order to reflect information, existing at the acquisition date, but of which management subsequently obtains or becomes aware. ASC 805 provides that the measurement period can extend for up to, but not exceed, one year.

Management engaged independent professional assistance and advice in order to assess the fair value of the contingent stock and cash consideration as of March 7 and December 31, 2017. During the process of determining the fair value of the contingent consideration at December 31, 2017, the Company became aware that certain of the subjective assumptions made at the time of the initial valuation should be modified based upon management’s increased understanding of the commercial capabilities of the DCCR drug of which it became aware subsequent to the acquisition. Accordingly, the Company determined that it was appropriate to adjust the provisional valuation amounts recorded for the contingent stock and cash consideration made at the inception in March 2017. As a result, the value of the contingent cash consideration to be paid upon completing successive sales milestones increased and the value of the contingent stock consideration payable upon timing milestones was reduced; the resulting combined change to the total contingent consideration was not material. The initial valuation of the contingent consideration determined the fair value of the contingent stock consideration to be $4.2 million and the fair value of the contingent cash consideration to be $1.1 million, for the combined value of $5.3 million for the total of the stock and cash contingent consideration. The revision of the initial valuation of the contingent consideration, made within the measurement period, determined the fair value of the contingent stock consideration to be $2.7 million and the fair value of the contingent cash consideration to be $2.6 million, for the combined value of $5.3 million for the total of the contingent stock and cash consideration.

Also subsequent to March 7, 2017 and prior to reporting the balance sheet and results of operations as of December 31, 2017, and for the year then ended, the Company completed its assessment of the tax effect on the net assets acquired by obtaining the independent study and report regarding the change in control in the previously outstanding stock of Essentialis. As a result of completing the study, the Company determined that, pursuant to Section 382 of the Internal Revenue Code, the utilization of Essentialis’s federal and state operating loss carryforwards were limited, which required the Company to record a net deferred tax liability in the amount of $1.7 million, deferred to future periods, as an element of the assets acquired. As a consequence of recording the net deferred tax liability, the Company’s valuation allowance was reduced by $1.7 million, which resulted in the provision for income tax benefit and an increase in the value of the intangible asset acquired.

The probability weighted milestone payments were discounted to determine the present value of future cash payments. The analysis utilized the weighted average cost of capital (WACC) discount rate. The WACC used for the first and second milestones were 30% and 21%, respectively.

The aggregate purchase price consideration was as follows (in thousands).

Fair value of stock consideration	$17,246
Fair value of contingent consideration	2,590
Total purchase price consideration	$19,836

The fair value of the asset acquired is as follows (in thousands).

Patents	$19,836
Net assets acquired	$19,836

As an asset acquisition, the Company also capitalized approximately $573,000 of total costs incurred to complete the acquisition consisting of legal fees of approximately $469,000, printing fees of approximately $75,000 and accounting and other fees of approximately $29,000. Additionally, the Company recorded as part of the purchase price consideration the value equivalent to the deferred tax liability that resulted from acquiring the assets in the amount of $1.7 million. The total intangible asset of $22.0 million was recorded on the balance sheet and is being amortized ratably over the life of the patents through June 30, 2028.

The acquisition of Essentialis assets was completed in March 2017 and the purchase price was established at the date of closing based upon consideration paid at closing and an estimate of the future contingent consideration to be paid. Subsequent to the acquisition date and prior to reporting the balance sheet and results of operations as of December 31, 2017, and for the year then ended, the Company completed and finalized its assessments of the fair value of consideration paid and of the tax effect on the net assets acquired resulting from the change in control in the previously outstanding stock of Essentialis. As a result of completing the study of the fair value of the consideration paid, the Company revised the initial estimate of the fair value paid at closing and of the future contingent consideration to be paid; accordingly, the initial purchase cost of the asset acquired was adjusted as of March 2017 and the change in amortization of the related intangible asset was recorded in the fourth quarter of 2017. As a result of completing the study of the tax effect, the Company determined that, pursuant to Section 382 of the Internal Revenue Code, the utilization of Essentialis’s operating loss carryforwards were limited, which required the Company to record a tax liability in the amount of $1.6 million, deferred to future periods, for the assets acquired for which the cost was recorded as an element of the of assets required. Accordingly, the initial purchase cost of the asset acquired was adjusted as of March 2017 and the increase in amortization of the related intangible asset was recorded in the fourth quarter of 2017.

The fair value of the liability for the contingent consideration payable by the Company achieving the commercial sales milestones of $100.0 million and $200.0 million was initially established as $2.6 million at the time of the merger.  The fair value of the contingent consideration payable increased to $5.1 million at December 31, 2017 and to $5.6 million at December 31, 2018, based on the Company’s assessment that it could reach the commercial sales milestones of in 2024 and 2026, respectively. The changes in fair value of the contingent consideration payable after the time of the merger are recognized as income or expense in the line titled Change in fair value of contingent consideration in the Company’s consolidated statements of operations.